UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2003



                          NATHANIEL ENERGY CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              000-27783                84-1572525
--------                              ---------                ----------
(State or other jurisdiction of       Commission            (I.R.S. Employer
incorporation or Organization)        File Number          Identification No.)


4871 Mesa Drive, Castle Rock, Colorado                   80104
--------------------------------------                   -----
(Address of principal executive offices)                 (Zip Code)

Issuer's telephone number, including area code:  (303) 688-9805




                          -----------------------------
                         (Former name or former address)

Item 4.  Change in Nathaniel's Certifying Accountant.


On March 11, 2003, Nathaniel dismissed its certifying accountant, Comiskey & Company, PC, Denver, Colorado.

The Comiskey's report on Nathaniel's financial statement for 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope, or accounting principles.

The decision to change accountants was made by the president without the recommendation or approval of the board of directors or an audit committee.

During 2001, 2002 and to the date of this report in 2003, Nathaniel did not have any disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

On March 11, 2003, Nathaniel engaged a new independent accountant, Abrams & Company, PC, Melville, New York.

During 2001, 2002 and to the date of this report in 2003, neither Nathaniel nor anyone on its behalf has consulted Abrams on any matter whatsoever.


ITEM 7. Financial Statements and Exhibits.

(c) Letter of Comiskey & Company, PC

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nathaniel Energy Corporation
(Registrant)

By:  /s/  Stanley Abrams
     -----------------------------------------------------
     Stanley Abrams, President and Chief Executive Officer

Dated:  March __, 2003


Nathaniel Energy Corporation
(Registrant)

March 21, 2003

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:  Nathaniel Energy Corporation
     File No. 000-27783


Dear Sirs:

     We have read the disclosures made in Item 4 of the report on Form 8-K of Nathaniel Energy Corporation (the "8-K Report") dated March 11, 2003, and have the following comments:

- With respect to paragraphs one, two and four we agree with the statements.

- With respect to paragraph three, five and six we have no basis to agree or disagree with those statements.

Very truly yours,


COMISKEY & COMPANY
PROFESSIONAL CORPORATION


By: /s/ Jennifer Maliar
-----------------------
Jennifer Maliar, C.P.A.